                                                                    Exhibit 32.1


                                 CERTIFICATIONS
                   Pursuant to 18 United States Code ss. 1350

The undersigned hereby certifies that to his knowledge the Quarterly Report on Form 10-Q/A for the quarter ended August 31, 2003 of GenCorp Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in such report. The foregoing certification is being furnished solely pursuant to 18 United States Code ss. 1350.

                              /s/ Terry L. Hall
                              ---------------------------------------------
                              Name:  Terry L. Hall
                              Title: President and Chief Executive Officer
                              Date:  October 21, 2003



The undersigned hereby certifies that to his knowledge the Quarterly Report on Form 10-Q/A for the quarter ended August 31, 2003 of GenCorp Inc. (the "Company") filed with the Securities and Exchange Commission on the date hereof fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in such report fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods expressed in such report. The foregoing certification is being furnished solely pursuant to 18 United States Code ss. 1350.

                              /s/ Yasmin R. Seyal
                              ---------------------------------------------
                              Name:  Yasmin R. Seyal
                              Title: Senior Vice President, Chief Financial Officer and Principal Accounting Officer
                              Date:  October 21, 2003